                        SECURTIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  August 19, 2002


                               SL INDUSTRIES, INC.
               (Exact name of issuer as specified in its charter)



New Jersey                                  1-4987                     21-0682685
(STATE OR OTHER JURISDICTION OF             (COMMISSION                (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)              FILE NUMBER)               IDENTIFICATION NUMBER)



                        520 Fellowship Road, Suite A-114
                         Mount Laurel, New Jersey 08054
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (856) 727-1500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 9. REGULATION FD DISCLOSURE.

         On August 19, 2002 SL Industries, Inc. (the "Company") announced financial results for its second quarter ended June 30, 2002.

         A copy of the press release appears as Exhibit 99 of this current Report on Form 8-K , filed herewith.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      The following is filed as an Exhibit to this Report.

Exhibit Number    Description
--------------    -----------

99                Press Release dated August 19, 2002.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           SL INDUSTRIES, INC.


Dated: August 27, 2002                     By: /s/ David R. Nuzzo
                                              ----------------------
                                              David R. Nuzzo
                                              Vice President Finance and
                                              Administration

                                  EXHIBIT INDEX



                  Exhibit Number    Description
                  --------------    -----------

                        99          Press Release dated August 19, 2002.